Doc. 3605595
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            Form 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): May 2, 2002


                  The Phoenix Group Corporation

     (Exact name of registrant as specified in its charter)


       Delaware             000-20354            23-2596710

(State    or     other  (Commission File   (I.R.S. Employer
Jurisdiction        of        No.)         Identification No.)
incorporation)

    801 East Campbell Road, Suite 345,              75081
            Richardson, Texas                    (Zip Code)
 (Address of Principal Executive Offices)




 Registrant's telephone number, including area code:  (214) 382-
                              3630




                                 Not Applicable
  (Former name or former address, if changed since last report)
Item 2.   Acquisition or Disposition of Assets

     On May 2, 2002, The Phoenix Group Corporation ("The Phoenix Group") through its wholly-owned subsidiary Americare Management, Inc. ("Americare"), acquired InterLink Home Health Care, Inc. ("InterLink") through an acquisition of all the issued and outstanding common stock and the majority of the outstanding Warrants of InterLink.

Stock Purchase Agreement

     On May 2, 2002, Americare and Mr. Humberson, an individual, holding capital stock of InterLink entered into a stock purchase agreement ("Stock Purchase Agreement"), providing for the acquisition of all of the issued and outstanding shares of common stock of InterLink. Americare agreed to purchase all of the common stock from Mr.
Humberson for an aggregate gross purchase price of one million two hundred fifty thousand dollars ($1,250,000) in the form of a promissory note. Also, Mr. Humberson will receive a compensatory grant of 1,650,000 shares of common stock of The Phoenix Group and The Phoenix Group has provided Mr. Humberson certain registration rights in connection with such shares.

     InterLink and Mr. Humberson, jointly and severally, agreed to indemnify and hold harmless Americare and its officers, directors and agents from and against certain damages, losses, liabilities, claims, charges, suits, fees and expenses.

     The necessary forms will be filed with the Centers for Medicare and Medicaid Services, the State of Texas
Department of Human Services and the Louisiana Department of
Health and Hospitals for their required consents regarding the change of control in InterLink.

     InterLink's subsidiaries have a loan of approximately
$6.0 million that has become due and remains outstanding.
This loan was made to InterLink's subsidiaries in 1999 and secured by certain assets of InterLink's subsidiaries.
Americare has been informed that the loan has been assigned to an unrelated third party, however, InterLink is awaiting confirmation of this assignment and intends to negotiate a renewal or refinance of the loan.

Promissory Note

     The purchase price was paid in the form of a promissory note ("Note") for which the principal due is to be paid by August 16, 2002. The Phoenix Group agreed to act as
Guarantor in the event of default on this Note. The Note states there will be an event of default if:

               Americare fails to make payment of the principal when due and payable;

               InterLink transfers or sells any shares currently owned by InterLink in any of its subsidiaries;

               InterLink transfers or sells any of the home health care licenses or provider agreements;

               InterLink discharges or terminates either its patients or employees outside the normal course of business;

               The Phoenix Group breaches its employment agreement with Mr. Humberson.

     Further, Americare will be in default if Americare:

               makes a general assignment for the benefit of creditors;

               applies for or consents to the appointment of a receiver, trustee or liquidator for itself or all or a substantial part of its assets;

               files a voluntary petition in bankruptcy or an answer seeking reorganization;

               suffers or permits to continue unstayed and in effect for ninety (90) consecutive days any judgment, decree or order entered by a court which approves an involuntary petition seeking reorganization or appoints a receiver, trustee or liquidator for it or all or a substantial part of its assets; or

               is adjudicated as bankrupt or insolvent.

     In the event of a default, Mr. Humberson may:

               declare the entire amount of the outstanding principal immediately due and payable;

               foreclose upon the Common Stock and have the right to vote the shares of Common Stock of InterLink prior to the sale of the Common Stock; and

               demand all reasonable costs and expenses incurred in connection with the collection and enforcement of the Note by Mr. Humberson to be paid by Americare.

Assignment of Warranty Agreements

     To acquire the majority of the outstanding convertible securities of InterLink, Americare on May 2, 2002, entered into separate Assignment of Warrant Agreements with Messrs. Jones, Rice and McBee (the "Assignors"), that provide the Assignors assign and transfer their warrants in InterLink to Americare for the total gross purchase price of $1,250,000 each. The purchase price was paid in the form of promissory notes to each Assignor. Each Assignor has a first perfected security interest in the warrant. In addition, Mr. Rice will receive a compensatory grant of 1,500,000 shares of common stock of The Phoenix Group and The Phoenix Group has provided Mr. Rice certain registration rights in connection with such shares. Also, Messrs. McBee and Jones will each receive a compensatory grant of 1,650,000 shares of common stock of The Phoenix Group and The Phoenix Group has provided Messrs. McBee and Jones certain registration rights in connection with such shares.

     Both the Assignors and Americare agreed to indemnify each other from and against certain losses relating to or caused by a breach or alleged breach.

Warrant Promissory Notes

     The purchase price for the Assignment of the Warrants was paid in the form of promissory notes ("Warranty Notes") which the principal due is to be paid by August 16, 2002. The Phoenix Group agreed to act as Guarantor in the event of default on these Warranty Notes. The Warranty Notes state that there will be an event of default if:

               Americare fails to make payment of the principal when due and payable then:

               InterLink transfers or sells any share currently owned by InterLink in any of its subsidiaries;

               InterLink transfers or sells any of the home health care licenses or provider agreements;

               InterLink discharges or terminates either its patients or employees outside the normal course of business; or

               The Phoenix Group is in breach of its employment agreement with either Mr. Jones and Mr. McBee.

      Further, Americare will be in default if Americare:

               makes a general assignment for the benefit of creditors;

               applies for or consents to the appointment of a receiver, trustee or liquidator for itself or all or a substantial part of its assets;

               files a voluntary petition in bankruptcy or an answer seeking reorganization;

               suffers or permits to continue unstayed and in effect for ninety (90) consecutive days any judgment, decree or order entered by a court which approves an involuntary petition seeking reorganization or appoints a receiver, trustee or liquidator for it or all or a substantial part of its assets; or

               is adjudicated as bankrupt or insolvent.

     In the event of a default, Messrs. Jones, Rice and McBee may:


               declare the entire amount of the outstanding principal immediately due and payable;

               foreclose upon the Warrant and have the right to vote the shares of the Warrant of InterLink Home prior to the sale of the Warrant; and

               demand all reasonable costs and expenses incurred in connection with the collection and enforcement of the Notes by Messrs. Jones, Rice and McBee to be paid by Americare.

     Currently, Americare is negotiating with Health Care
Industry Fund, Ltd. to purchase its warrant in InterLink which represents, when exercised, 35.0% of the outstanding shares of common stock of InterLink on a fully diluted basis.

Stock Pledge Agreements

     The parties entered into a Stock Pledge Agreement dated May 2, 2002 in order to further induce Messrs. Humberson, Jones, Rice and McBee to enter into this transaction. Americare granted Messrs. Humberson, Jones, Rice and McBee a continued security interest in the Pledged Collateral (common stock and Warrants). The Stock Pledge Agreement secures the (i) prompt and complete payment of the Notes,
(ii) the performance by The Phoenix Group of its employment agreements with Messrs. Humberson, Rice and McBee, and (iii) the performance of all duties and obligations under the Stock Pledge Agreement and the Stock Purchase Agreement.

     So long as there is no event of default, Americare will be entitled to:

               any and all voting rights pertaining to the Warrants and Pledged Shares;

               receive all cash dividends paid in respect of the Warrants and Pledged Shares.

     Messrs. Humberson, Jones, Rice, and McBee shall execute and deliver all proxies and other instruments to Americare in order for Americare to reasonably exercise its voting rights.

     In the event of a default that continues past applicable grace periods, Messrs. Humberson, Jones, Rice and McBee have all the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform
Commercial Code in effect in the State of Texas.

     While the Stock Purchase Agreement is in effect, Americare agrees to obtain prior written consent from Messrs. Humberson, Jones, Rice and McBee before it:

               sells, disposes of, or grants any option, warrants, debenture, or other agreement convertible into stock shares of any of the Pledged Collateral;

               creates or permits to exist any lien or encumbrance upon or with respect to any of the Pledged Collateral, except as otherwise permitted; or

               enters into agreement that may restrict or inhibit
               Messrs. Humberson, Jones, Rice and McBee's rights or remedies to sell or dispose of the Pledged Collateral.

     In conjunction with the acquisition of InterLink, Messrs. Humberson, Jones and McBee each executed an eight month employment agreement with The Phoenix Group. Under the terms of these employment agreements, Messrs. Humberson, Jones and McBee will each serve as Senior Vice Presidents of The Phoenix Group.

Item 7.        Financial Statements, Pro Forma Financial
Information and Exhibits

          (a)  Financial Statements of Business Acquired

     The financial statements of InterLink Home Health Care, Inc. and the pro forma consolidated financial statements of Americare Management, Inc. and InterLink which are required to be filed with this report are not currently available. The required financial statements will be filed by amendment within 60 days of the date of this initial report on Form 8-K.

          (c)  Exhibits

          10.1 Stock Purchase Agreement dated May 2, 2002 among Americare Management, Inc., Gary
               Humberson and InterLink Home Health Care,
               Inc. et al.

          10.2 Promissory Note dated May 2, 2002 in favor of
               Gary Humberson.

          10.3 Promissory Note dated May 2, 2002 in favor of
               Marion R. Bob Rice.

          10.4 Promissory Note dated May 2, 2002 in favor of
               Mark Jones.

          10.5 Promissory Note dated May 2, 2002 in favor of Andy McBee.

          10.6 Stock Pledge Agreement dated May 2, 2002 between Americare Management, Inc., as
               Pledgor and Gary Humberson as Pledgee.

          10.7 Stock Pledge Agreement dated May 2, 2002 between Americare Management, Inc., as
               Pledgor and Marion R. Bob Rice as
               Pledgee.

          10.8 Stock Pledge Agreement dated May 2, 2002 between Americare Management, Inc., as
               Pledgor and Mark Jones as Pledgee.

          10.9 Stock Pledge Agreement dated May 2, 2002 between Americare Management, Inc., as
               Pledgor and Andy McBee as Pledgee.

          10.10     Employment Agreement of Gary
               Humberson, dated May 2, 2002.

          10.11     Employment Agreement of Mark Jones,
               dated May 2, 2002.

          10.12     Employment Agreement of Andy McBee,
               dated May 2, 2002.

          10.13     Modification of Warrant Assignment
               and Stock Sales Agreement.

          10.14     Letter Agreement Concerning
               Employment Agreements.

                         SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2002



                                   The Phoenix Group
Corporation.



                                        /s/  Ronald E. Lusk
By:
                                      Ronald E. Lusk
                                      Chairman